SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 25, 1999


                        FOREST GLADE INTERNATIONAL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               Nevada 52-212-549
          ------------------------------------------------------------
                  (State or other jurisdiction (I.R.S. Employer
                of incorporation or organization) Identification
                                      No.)

                         444 Victoria Street, Suite 370
                               Prince George, B.C.
                                 CANADA V2L 2J7
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (250) 564 6868
                                -----------------
              (Registrant's telephone number, including area code)

Item 4. Change in Registrant's Certifying Accountant

Effective October 18, 1999, Chan Foucher Lefebvre, Chartered Accountants, the Registrant's independent accountants of its wholly owned subsidiary, Forest Glade Properties, Inc., for the period from January 25, 1998 (incorporation) to July 31, 1998, were dismissed. The dismissal of Chan Foucher Lefebvre was approved by the Registrant's Board of Directors on October 18, 1999. The Registrant has engaged BDO Dunwoody, LLP as its new auditors on the same date. No consultation regarding accounting policy or procedures with new auditors occurred prior to their engagement.

Chan   Foucher   Lefebvre's   report  for  the  period  from  January  25,  1998
(incorporation) to July 31, 1998 did not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Chan Foucher Lefebvre on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or reportable events during the Registrant's most recent fiscal year through October 18, 1999 which if not resolved to the satisfaction of Chan Foucher Lefebvre would have caused them to make reference thereto in their report on the financial statements for such period.

The Registrant has provided Chan Foucher Lefebvre with a copy of the disclosure contained herein and has requested that Chan Foucher Lefebvre provide the Registrant with a letter addressed to the U.S. Securities and Exchange
Commission stating whether or they agree with the disclosure. Chan Foucher Lefebvre has provided such a letter, which is attached hereto as an Exhibit to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

     (C) Exhibits:

          16.1 Letter re Change in Certifying Accountant dated October 20, 1999.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

FOREST GLADE INTERNATIONAL, INC.
(Registrant)

/s/      Wayne Loftus
         Wayne Loftus, President
         Date: October 25, 1999


EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION

16.1         Letter re Change in Certifying Accountant dated October 20, 1999

GARY D. CHAN,  B. COMM, CA*             J.ALAN D. LEFEBVRE, B.A., CA, MBA*
PHILIP H. FOUCHER,  B. COMM, CA*        C. KIM KORNELSEN, B.B.A., CA*

*(denotes incorporated professional)

CHAN FOUCHER LEFEBVRE
Charterd Accountants

1820 Third Avenue Prince George,  BC V2M 1C4
Phone  (250)  562-4522
Fax    (250)  562-4524
Toll  Free  1-888-562-4528


October 20, 1999


U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Ladies and Gentlemen:

         Forest Glade International, Inc.

We have read Item 4 of the above corporation's Form 8-k dated October 25, 1999 and are in agreement with the statements contained in the second paragraph therein.

Yours very truly,

CHAN FOUCHER LEFEBVRE



/s/PHILIP H. FOUCHER
     Philip H. Foucher, C.A.
     Partner